Initial Public Offering	9 Months Ended
Sep. 30, 2025
COLUMBUS CIRCLE CAPITAL CORP I [Member]
Initial Public Offering

Note 3 - Initial Public Offering

Pursuant to the Initial Public Offering that closed on May 19, 2025, the Company sold 25,000,000 Units (including 3,000,000 Units issued pursuant to the partial exercise by the underwriters of their over-allotment option) at a purchase price of $10.00 per Unit. Each Unit consists of one Class A ordinary share, and one-half of one redeemable warrant. Each whole warrant entitles the holder to purchase one Class A ordinary share at a price of $11.50 per share, subject to adjustment. Each warrant will become exercisable 30 days after the completion of the initial Business Combination and will expire five years after the completion of the initial Business Combination, or earlier upon redemption or liquidation.